As filed with the Securities and Exchange Commission on September 14, 1998

                                               Registration No. ________________
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933


                               BRUSH WELLMAN INC.
             (Exact Name of Registrant as Specified in Its Charter)

              OHIO                                     34-0119320
  (State or Other Jurisdiction            (I.R.S. Employer Identification No.)
of Incorporation or Organization)
                  17876 St. Clair Avenue, Cleveland, Ohio 44110
           (Address of Principal Executive Offices Including Zip Code)

                  BRUSH WELLMAN INC. DEFERRED COMPENSATION PLAN
                            FOR NONEMPLOYEE DIRECTORS
                (AS AMENDED AND RESTATED AS OF DECEMBER 2, 1997)
                            (Full Title of the Plan)

                               Michael C. Hasychak
                             Secretary and Treasurer
                               Brush Wellman Inc.
                             17876 St. Clair Avenue
                              Cleveland, Ohio 44110
                     (Name and Address of Agent For Service)
                                 (216) 486-4200
          (Telephone Number, Including Area Code, of Agent For Service)

                         CALCULATION OF REGISTRATION FEE

==================================================================================================================================
Title of                   Amount to be               Proposed Maxi-            Proposed Maxi-             Amount of
Securities to              Registered (1)             mum Offering              mum Aggregate              Registration
be Registered                                         Price Per Share (2)       Offering Price (2)         Fee
----------------------------------------------------------------------------------------------------------------------------------

Common Shares, par
value of $1 per share       60,000                      $ 14.75                   $ 885,000                  $ 261.08
==================================================================================================================================


(1) Pursuant to Rule 416 of the Securities Act of 1933 (the "Securities Act"), this Registration Statement also covers such additional Common Shares of the par value of $1 per share ("Common Shares"), as may become issuable pursuant to the anti-dilution provisions of the Brush Wellman Inc. Deferred Compensation Plan for Nonemployee Directors (As Amended and Restated as of December 2, 1997) (the "Plan").

(2) Estimated solely for calculating the amount of the registration fee, pursuant to paragraphs (c) and (h) of Rule 457 of the General Rules and Regulations under the Securities Act, on the basis of the average of the high and low sale prices of such securities on the New York Stock Exchange on September 10, 1998, within five business days prior to filing.

                         Exhibit Index Appears on Page 4

                                Page 1 of 4 Pages

                                     Part II

         Pursuant to General Instruction E to Form S-8, the contents of Registration Statement No. 33-48866 on Form S-8 as filed by Brush Wellman Inc. (the "Registrant") with the Securities and Exchange Commission on June 26, 1992 are incorporated herein by reference.

Item 8.  Exhibits
         --------

         4(a) Second Amended and Restated Articles of Incorporation of the Registrant (filed as Exhibit 3(a) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated herein by reference).

         4(b) Regulations of the Registrant (filed as Exhibit 3(b) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1994 and incorporated herein by reference).

         4(c) Rights Agreement between the Registrant and National City Bank, N.A., dated January 27, 1998 (filed as Exhibit 4(d) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated herein by reference).

         4(d) Brush Wellman Inc. Deferred Compensation Plan for Nonemployee Directors (As Amended and Restated as of December 2, 1997).

         5        Opinion of Counsel.

         23(a)    Consent of Independent Auditors.

         23(b)    Consent of Counsel (included in Exhibit 5).

         24       Power of Attorney.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on September 14, 1998.

                               BRUSH WELLMAN INC.



                           By: /s/ Michael C. Hasychak
                               --------------------------------------------
                               Michael C. Hasychak, Secretary and Treasurer


                                Page 2 of 4 Pages

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



        Signature                    Title                         Date
        ---------                    -----                         ----

        *               Chairman of the Board, President,     September 14, 1998
----------------------  Chief Executive Officer and Director
Gordon D. Harnett       (principal executive officer)

        *               Vice President and Chief Financial    September 14, 1998
----------------------  Officer (principal financial and
Carl Cramer             accounting officer)

        *               Director                              September 14, 1998
----------------------
Albert C. Bersticker

        *               Director                              September 14, 1998
----------------------
Charles F. Brush, III

        *               Director                              September 14, 1998
----------------------
David L. Burner

        *               Director                              September 14, 1998
----------------------
Joseph P. Keithley

                        Director                              September 14, 1998
----------------------
William P. Madar

                        Director                              September 14, 1998
----------------------
Robert M. McInnes

        *               Director                              September 14, 1998
----------------------
William R. Robertson

       *                Director                              September 14, 1998
----------------------
John Sherwin, Jr.


         * Michael C. Hasychak, the undersigned attorney-in-fact, by signing his name hereto, does hereby sign and execute this Registration Statement on behalf of the above indicated officers and directors thereof (constituting a majority of the directors) pursuant to a power of attorney filed with the Securities and Exchange Commission.


September 14, 1998                   By:  /s/  Michael C. Hasychak
                                          ------------------------
                                          Michael C. Hasychak, Attorney-in-Fact

                                Page 3 of 4 Pages

                                  EXHIBIT INDEX
                                  -------------


         4(a) Second Amended and Restated Articles of Incorporation of the Registrant (filed as Exhibit 3(a) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated herein by reference).

         4(b) Regulations of the Registrant (filed as Exhibit 3(b) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1994 and incorporated herein by reference).

         4(c) Rights Agreement between the Registrant and National City Bank, N.A., dated January 27, 1998 (filed as Exhibit 4(d) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated herein by reference).

         4(d) Brush Wellman Inc. Deferred Compensation Plan for Nonemployee Directors (As Amended and Restated as of December 2, 1997).

         5        Opinion of Counsel.

         23(a)    Consent of Independent Auditors.

         23(b)    Consent of Counsel (included in Exhibit 5).

         24       Power of Attorney.


                                Page 4 of 4 Pages